Exhibit 10-1

Third Amendment
To Amended and Restated Revolving
Credit and Term Loan Agreement
(Term Loan Extension)

This THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is entered into as of December __, 2009, by and among:  Centerline Holding Company and Centerline Capital Group Inc. (collectively, the “Borrowers”); those Persons listed as Guarantors on Schedule 1 hereto (each, a “Guarantor,” and, collectively, the “Guarantors”); Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and, pursuant to Section 23.1 of the Loan Agreement (as defined below), those Lenders constituting the Required Lenders and, pursuant to Section 23.1.1(c) of the Loan Agreement, each of the Term Loan Lenders, each as set forth on a counterpart signature page hereto, substantially in the form of Schedule 2 hereto (collectively, with the Required Lenders, the “Consenting Lenders”).

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.           The parties hereto, among others, have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement.

B.           As a result of their direct and indirect equity ownership of Centerline GP Holdings LLC (“GP Holdings”), Centerline GP Dispositions LLC (“Dispo”), CCL Dispositions II LLC (“Dispo II”) and CCL Acquisitions II LLC (“Acquis II” and, along with GP Holdings, Dispo and Dispo II, the “Management-Owned Entities”), each a Delaware limited liability company, which in turn own (i) 100% of the equity interest in the general partners of low income housing tax credit investment funds sponsored by any Affiliate of CHC or a predecessor in interest of CHC (the “Fund GPs”) and, (ii) directly or indirectly, more than 50% of the equity interests in entities created to acquire, hold and dispose of equity interests of general partners or managing members in low income housing tax credit projects (the “Lower-Tier GPs”), certain members of the Centerline Group’s senior management (“Management”) are entitled to receive certain amounts, including, without limitation, (y) amounts out of the proceeds payable to the Fund GPs and Lower-Tier GPs in connection with the sale, refinance, transfer or other disposal of low income housing tax credit projects, and (z) amounts upon disposition of the equity interests in the Lower-Tier GPs (collectively, “Management Proceeds”).

C.           The Borrowers and the Guarantors have requested that the Term Loan Maturity Date be extended from December 31, 2009 until January 15, 2010.

D.           In addition, the Borrowers have notified the Administrative Agent that they have received a notice of default letter from 101 Hudson Leasing Associates (the “Landlord”) informing them that CMC, as tenant, and CHC, as guarantor, are in default under a certain lease of property located at 101 Hudson Street, Jersey City, New Jersey (the “New Jersey Lease”) as more fully described on Exhibit A attached hereto.  In connection with such default, the Borrowers have notified the Administrative Agent that they desire to cause CMC to enter into a certain termination agreement with the Landlord (the “Termination Agreement”) upon terms and conditions more fully described on Exhibit A attached hereto, and the Borrowers and the Guarantors have requested that the Required Lenders consent to the execution, delivery and performance of such Termination Agreement.

E.           The Administrative Agent, the Required Lenders and, where indicated, the Consenting Lenders are willing to grant such requests upon the terms and conditions set forth in this Amendment, including, without limitation, (i) the amendment of the Loan Agreement as set forth herein, (ii) the Borrowers and Guarantors covenanting that Management will not receive any Management Proceeds, and (iii) the execution and delivery of each of the other documents, or the performance of each obligation, referenced on, or contemplated by, the closing checklist attached hereto as Exhibit B, including the execution and delivery of the other pledges and security interests contemplated therein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.                      Amendment to Definition of “Term Loan Maturity Date.”  In accordance with Section 23.1 of the Loan Agreement, the Administrative Agent and the Consenting Lenders agree that the definition of “Term Loan Maturity Date” set forth in Section 1.1.2 of the Loan Agreement is hereby amended by deleting the phrase “December 31, 2009” appearing therein and replacing it with “January 15, 2010.”

Section 2.                      Waiver of Net Worth Covenant.  In accordance with Section 23.1 of the Loan Agreement, and notwithstanding anything in the Loan Agreement to the contrary, the Administrative Agent and the Required Lenders hereby agree to waive (i) CHC’s compliance with the Net Worth covenant set forth in Section 10.14 until January 15, 2010, (ii) [Subject to verification by Required Lenders before execution and delivery of this Amendment] CHC’s compliance with the Funded Debt to Consolidated EBITDA Ratio covenant set forth in Section 10.16 at December 31, 2009, and (iii) any Default or Event of Default under any Loan Document which may have resulted or may result solely from CHC’s failure to comply with such covenants prior to January 15, 2010 or at December 31, 2009, respectively.

Section 3.                      Payment of Retention Bonuses.  In accordance with Section 23.1 of the Loan Agreement, and notwithstanding anything in the Loan Agreement to the contrary, the Administrative Agent and the Required Lenders hereby agree to waive compliance with Section 10.19 of the Loan Agreement, solely to the extent necessary to permit the Borrowers to pay those retention bonuses to the key employees of the Centerline Group listed on Exhibit C attached hereto (the “Retention Bonuses”).  Promptly upon the declaration or payment of any Retention Bonus, the Borrowers will provide to the Administrative Agent a complete list of the recipient and amount of such Retention Bonus.  The Borrowers hereby acknowledge and agree that, notwithstanding anything in the Loan Agreement or the Budget to the contrary, except for the Retention Bonuses contemplated hereby, any other bonus payments of any kind to any of the Borrowers’ employees shall be made solely with the prior written consent of the Required Lenders in the Required Lenders’ unrestricted discretion.

Section 4.                      Termination of New Jersey Lease.  In accordance with Section 23.1 of the Loan Agreement and notwithstanding anything in the Loan Agreement to the contrary, the Administrative Agent and the Required Lenders hereby agree to waive the terms of Section 10.19 of the Loan Agreement, solely with respect to, and hereby consent to, the payment of the “Termination Payment” (as defined in Exhibit A hereto) by CMC pursuant to a Termination Agreement containing terms and conditions reasonably acceptable to the Administrative Agent, it being understood that the Termination Payment will be made in settlement and full satisfaction of all of CMC’s and the Borrowers’ obligations under the “Lease Documents” (as defined in Exhibit A hereto), and that such Lease Documents, including all rights, interests, obligations, liabilities, claims and benefits set forth therein, shall not be assigned or transferred to, or otherwise assumed by, a third party, but rather immediately terminated, and all related obligations shall be fully released and extinguished, upon the receipt of the Termination Payment by the Landlord.

Section 5.                      Use of Revolving Portion.  Until such time as the Borrowers shall deliver a Budget for calendar year 2010 in form and substance reasonably satisfactory to the Administrative Agent, the Borrowers may borrow Revolving Loans under the Revolving Portion only with the consent of the Required Lenders, which consent may be given or withheld in the Required Lenders’ sole discretion.

Section 6.                      Further Amendments to the Loan Agreement.  In connection with Section 23.1 of the Loan Agreement, the Required Lenders agree that the Loan Agreement is hereby amended as follows:

(a)           Amendment to Section 1.1.2.  Section 1.1.2 of the Loan Agreement is hereby amended by adding the following definitions thereto in the correct alphabetical position as follows:

“Acquis II.  Such term shall have the meaning ascribed thereto in Section B of the Recitals to the Third Amendment to the Loan Agreement.

Centerline-Sponsored Funds.  All low income housing tax credit funds sponsored by any Affiliate of CHC, or a predecessor in interest thereof.

CHC’s Executive Committee.  CHC’s Executive Committee, as of December 30, 2009, consists of the following individuals:  Marc D. Schnitzer, Robert L. Levy, John D’Amico, Kelly B. Schnur, Justin E. Ginsberg, Andrew J. Weil, William T. Hyman, Paul G. Smyth and Mark F. Brown.

Contribution Agreement.  That certain Contribution Agreement, dated as of December 17, 2002, among CharterMac Capital Company, LLC (now known as Centerline Capital Company LLC), and all of the Persons included in the Contributor.

Contributor.  That group of Persons, all of whom are signatories to the Contribution Agreement, which group is comprised of (i) the partners of Related Capital Company (i.e. APH Associates, L.P., DLK Associates, L.P., Marc Associates, L.P., SJB Associates, L.P., The Related Companies, L.P. and Related General II, L.P.), and (ii) the following individuals: Alan P. Hirmes, Denise L. Kiley, Marc Schnitzer and Stuart J. Boesky.

Dispo II.  Such term shall have the meaning ascribed thereto in Section B of the Recitals to the Third Amendment to the Loan Agreement.

Disposition Proceeds.  All amounts payable to any member of the Centerline Group (other than Supplemental Loans and Expense Reimbursements), any employee of the Centerline Group or to any Employee-Owned Entity from either (i) the sale, assignment or any other disposition of equity interests in partnerships and limited liability companies owning low income housing tax credit projects, or (ii) the proceeds of any sale, refinancing, transfer or other disposal of such low income housing tax credit projects.

Employee-Owned Entity.  The Management-Owned Entities and any other Person as to which one or more employees of the Centerline Group own, directly or indirectly, any equity interest.

Expense Reimbursements.  All amounts received, or to be received, by any member of the Centerline Group, any employee of the Centerline Group or by any Employee-Owned Entity from any Centerline-Sponsored Fund as repayment of any liabilities owed by the Centerline-Sponsored Fund to such Person, other than amounts representing Supplemental Loans.

Fund Deferred Fees.  Those certain Asset Management Fees and Disposition Fees (as such terms are defined in the Fund Documents) or such other fees payable to the Fund GPs of the Centerline-Sponsored Funds, or their assignees, to the extent any of such fees are intended under the Fund Documents to be paid (i) from the operations of the Centerline-Sponsored Funds (including, without limitation, from Sale or Refinancing Proceeds (as defined in the Fund Documents)) and not from the proceeds of the capital contributions of the limited partners or members of such Centerline-Sponsored Funds, or (ii) upon liquidation of the Centerline-Sponsored Fund.

Fund Documents.  With respect to each Fund GP, the partnership agreement or limited liability company agreement of the Centerline-Sponsored Fund for which such Fund GP serves as general partner or managing member.

Fund GPs.  The general partners and managing members of the Centerline-Sponsored Funds.

Management.  Such term shall have the meaning ascribed thereto in Section B of the Recitals to the Third Amendment to the Loan Agreement.

Management-Owned Entities.  Such term shall have the meaning ascribed thereto in Section B of the Recitals to the Third Amendment to the Loan Agreement.

Management Proceeds.  Such term shall have the meaning ascribed thereto in Section B of the Recitals to the Third Amendment to the Loan Agreement.”

In connection with the addition of the foregoing definitions to the Loan Agreement, each reference in the Loan Agreement to (i) “Centerline-sponsored low income housing tax credit funds” is hereby replaced with “Centerline-Sponsored Funds,” (ii) “expense reimbursements” is hereby replaced with “Expense Reimbursements” and (iii) “deferred asset management fees” is hereby replaced with “Fund Deferred Fees,” respectively.

(b)           Amendment to Section 9.5.1.  Section 9.5.1 of the Loan Agreement is hereby amended by (1) deleting the word “and” at the end of subsection (n) thereof in its entirety, (2) replacing the period at the end of subsection (o) thereof with a semi-colon and (3) adding new subsections (p) and (q) thereto as follows:

“(p)           beginning on January 4, 2010, weekly cash flow analysis schedules providing rolling thirteen (13) week forecasts of the cash activity of the Centerline Group, including, without limitation, operating cash activity, investment activity and financing activity of each of the Centerline Group’s core business units and corporate operations; and

(q)           from time to time as the Administrative Agent may request in its unrestricted discretion, reports of all revenue or other amounts of any kind received or accrued by any of the Management-Owned Entities during the time period specified in such request, including, without limitation, Management Proceeds, such reports to include the amount, source and disposition, if any, of such revenues and other amounts. ”

(c)           Amendment to Add Section 9.29.  Section 9 of the Loan Agreement is hereby amended by adding the following Section 9.29 thereto as follows:

“9.29           Distributions to CAHA.  The Borrowers and Guarantors shall cause each Employee-Owned Entity, and each Management-Owned Entity hereby covenants and agrees, to promptly distribute a portion of all funds in its possession to any member of the Centerline Group holding any equity interest in such Employee-Owned Entity, in an amount equal to the total amount of such funds multiplied by such member’s percentage ownership of the equity in such Employee-Owned Entity.  In furtherance of the foregoing, and by way of example, in the event that Acquis II or Dispo II receives any Disposition Proceeds, such Management-Owned Entity shall promptly pay to CAHA 49% of such Disposition Proceeds.”

(d)           Amendment to Add Section 9.30.  Section 9 of the Loan Agreement is hereby amended by adding the following Section 9.30 thereto as follows:

“9.30           Reports from Management-Owned Entities.  In the event that the Administrative Agent requests a report pursuant to Section 9.5.1(q), the Management-Owned Entity with respect to which such report is requested will immediately verify and confirm such report, and provide all assistance reasonably required in order for such report to be prepared.”

(e)           Amendment to Add Section 10.20.  Section 10 of the Loan Agreement is hereby amended by adding the following Section 10.20 thereto as follows:

“10.20           Restrictions on Management Proceeds.  The Borrowers, the Guarantors and the Management-Owned Entities shall not make, permit, suffer to occur, or cause any payment of Management Proceeds to Management or to any Management-Owned Entity, without the prior written consent of the Required Lenders, which consent may be withheld in the Required Lenders’ unrestricted discretion.”

Section 7.                      Reservation of Rights.  The Administrative Agent and the Lenders have informed the Borrowers and the Guarantors that there may be currently outstanding certain Defaults with respect to certain covenants and obligations of the Borrowers and the Guarantors under the Loan Agreement, including, without limitation: (i) compliance with the prohibitions on incurring Indebtedness contained in Section 10.3 of the Loan Agreement and (ii) compliance with the prohibition on mergers, consolidations and asset sales contained in Section 10.4 of the Loan Agreement, each as a result of CHC’s entering into that certain Authorization Agreement, dated as of July 4, 2009, with Island C-III Holding LLC, an affiliate of Island Capital Group LLC, or any amendment, modification, replacement or restatement thereof.  In connection with the foregoing, the Administrative Agent and the Lenders have reserved all of their rights and remedies with respect to, and the execution of this Amendment shall in no way be deemed to be a waiver of, any Default, or any of the rights or remedies of the Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, the terms and conditions of which remain in full force and effect, except as specifically provided for in this Amendment.  Moreover, without limiting the foregoing, the Administrative Agent and the Lenders hereby specifically reserve all of their rights and remedies with respect to any Default that may arise under the Loan Agreement or any of the Loan Documents in connection with the payment by any member of the Centerline Group of a fee of any kind, either immediately or upon the occurrence of any future contingency, to any party in connection with, or arising out of, the settlement of the New Jersey Lease or the Termination Payment, other than the making of the Termination Payment to the Landlord.  The Borrowers and the Guarantors do not hereby acknowledge that any Default exists by reason of the items referenced in (i) and (ii) above, or in the immediately preceding sentence.

Section 8.                      Representations and Warranties.  The Borrowers and Guarantors, jointly and severally, represent and warrant to the Lenders, the Issuing Bank and the Administrative Agent as of the date of this Amendment that: (a) other than on account of certain accounts payable advances made on behalf of various funds and the protective advances made to a property that does not support the Bond Transaction, each as more fully described in that certain email, dated as of March 18, 2009, from Eliza Kwong, no Default is in existence on the date hereof, or will result from the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrowers and the Guarantors in the Loan Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); (c) this Amendment and the Loan Agreement are legal, valid and binding agreements of the Borrowers and the Guarantors and are enforceable against them in accordance with their terms; and (d) the Termination Payment to the Landlord shall not exceed $355,000 in the aggregate.

Section 9.                      Ratification.  Except as hereby amended, the Loan Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or of any covenant, term or provision of the Loan Agreement or the other Loan Documents.  In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranties, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrowers of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Loan Documents, and (iii) the performance and observance by each Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended hereby) and the other Loan Documents.

Section 10.                      Conditions.

(a)           Conditions Precedent.  The agreements and waivers set forth in this Amendment are conditional and this Amendment shall not be effective until (i) receipt by the Administrative Agent of a fully-executed counterpart of this Amendment, (ii) the execution and delivery of each document, agreement or instrument, or the performance of each obligation referenced on or contemplated by the closing checklist attached hereto as Exhibit B, and (iii) payment by the Borrowers of all of the Administrative Agent’s and each Lender’s reasonable fees associated with the preparation, negotiation, execution, delivery and administration of this Amendment and the Loan Agreement accrued through the date hereof, including without limitation, the Administrative Agent’s and each Lender’s reasonable attorneys’ fees.  To the extent practicable and authorized to do so on the date hereof, the attorneys for the Administrative Agent and each Lender shall submit invoices via the Borrowers’ Serengeti e-billing system.

(b)           Conditions Subsequent.  Within two (2) Business Days of the effective date of the Termination Agreement, and in any event, prior to the making of any Termination Payment thereunder, the Borrowers shall deliver, or cause to be delivered, to the Administrative Agent a fully executed and delivered copy of the Termination Agreement and all exhibits and ancillary agreements related thereto upon terms no more onerous to the Borrowers and CMC then those terms described on Exhibit A hereto.

Section 11.                      Counterparts.  This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.  Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 12.                      Amendment as Loan Document.  Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Loan Agreement.

Section 13.                      GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 14.                      Successors and Assigns.  This Amendment shall be binding upon each of the Borrowers, the Guarantors, the Lenders, the Issuing Bank, the Administrative Agent, the Agents and their respective successors and assigns, and shall inure to the benefit of each such Person and their permitted successors and assigns.

Section 15.                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 16.                      Expenses.  Each Borrower jointly and severally agrees to promptly reimburse the Administrative Agent for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, such Person has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 17.                      Integration.  This Amendment contains the entire understanding of the parties hereto and with any other Lenders and parties to the Loan Agreement with regard to the subject matter contained herein.  This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment.  Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 18.                      Waiver and Release.

(a)           The Borrowers and the Guarantors acknowledge and agree that, as of the date hereof:  (i) none of the Borrowers or Guarantors have any claim or cause of action against the Administrative Agent or the Lenders arising out of, under or in any way relating to the Loan Agreement or the Loan Documents (including this Amendment), any documents, instruments, agreements, dealings or other matters in connection with the Loan Documents, the transactions contemplated by the Loan Documents, or any actions taken or not taken by the Administrative Agent or the Lenders in connection therewith; (ii) none of the Borrowers or the Guarantors have any offset rights, counterclaims or defenses of any kind against payment and performance of the obligations under the Loan Documents; and (iii) the Administrative Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers and the Guarantors under the Loan Documents.

(b)           In consideration of the amendments and consents provided by and the covenants of the Administrative Agent and the Lenders herein, the Borrowers and the Guarantors agree to eliminate any possibility that any past conditions, acts, omission, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.  Therefore, each of the Borrowers and the Guarantors, on their own behalf and on behalf of each of their respective successors and assigns, hereby waives, releases and discharges the Administrative Agent and the Lenders, from any and all claims, demands, actions or causes of action on or before the date hereof and arising out of, under or in any way relating to the Loan Documents (including this Amendment), any documents instruments, agreements, dealings or other matters connected with the Loan Documents, the transactions contemplated by the Loan Documents or any actions taken or not taken by the Administrative Agent or the Lenders in connection therewith, including, without limitation, all matters, claims, transactions or things occurring on or prior to the date hereof of which any of the Borrowers or Guarantors have knowledge.  The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

Section 19.                      Jury Trial Waiver.  THE BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF ANY AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, ARISING OUT OF TORT, STRICT LIABILITY, CONTRACT OR ANY OTHER LAW, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWERS:	CENTERLINE HOLDING COMPANY
	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: President & Chief Executive Officer

CENTERLINE CAPITAL GROUP INC.
	By:	/s/ Marc D. Schnitzer
Name: Marc D. Schnitzer
Title: Chief Executive Officer

(Signatures continued on next page)

GUARANTORS:	CENTERLINE CAPITAL COMPANY LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE/AC INVESTORS LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE HOLDING TRUST

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE INVESTORS I LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE MANAGER LLC

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer

(Signatures continued on next page)

GUARANTORS (CONT.):	CENTERLINE GUARANTEED MANAGER LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer

CENTERLINE REIT INC.

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chairman

CENTERLINE SERVICING INC.

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chairman

CENTERLINE FINANCE CORPORATION

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chairman

CENTERLINE INVESTOR LP LLC

By:	/s/ Andrew J. Weil
	Name:	Andrew J. Weil
	Title:	Vice President

CENTERLINE INVESTOR LP II LLC

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Executive Managing Director

(Signatures continued on next page)

GUARANTORS (CONT.):	CENTERLINE CREDIT MANAGEMENT LLC

	By:	/s/ Marc D. Schnitzer
		Name:	Marc D. Schnitzer
		Title:	Chief Executive Officer and President

CM INVESTOR LLC

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chief Executive Officer

CENTERLINE SERIES M INVESTOR LLC
By:	Centerline Affordable Housing Advisors LLC,
its sole member

By:	/s/ Marc D. Schnitzer
	Name:	Marc D. Schnitzer
	Title:	Chairman

MANAGEMENT-OWNED ENTITIES (solely to evidence their agreement to the terms of Clauses (d), (e) and (f) of Section 7 of this Amendment):

CENTERLINE GP HOLDINGS LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Executive Managing Director

CENTERLINE GP DISPOSITIONS LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Executive Managing Director

CCL DISPOSITIONS II LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Executive Managing Director

CCL ACQUISITIONS II LLC

By:	/s/ Robert L. Levy
	Name:	Robert L. Levy
	Title:	Executive Managing Director

Schedule 1

Guarantors

1.           Centerline Investor LP
2.           Centerline Investor LP II,
3.           CCC
4.           CAHA
5.           Centerline/AC
6.           Holding Trust
7.           Centerline Investors
8.           Centerline REIT Inc.
9.           Centerline Servicing Inc.
10.         Centerline Finance Corporation
11.         Credit Management
12.         CM Investor LLC
13.         Centerline Manager LLC
14.         Centerline Guaranteed Manager LLC
15.         Centerline Series M Investor LLC

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

BANK OF AMERICA, N.A.

By: /s/ John F. Simon
Name: John F. Simon
Title: Senior Vice President

Representing 40.492% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CITICORP, USA

By: /s/ Dale Goncher
Name: Dale Goncher
Title: Vice President

Representing 31.69% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

MLBUSA COMMUNITY DEVELOPMENT CORP., a
Delaware Corporation

By: /s/ John F. Simon
Name: John F. Simon
Title: Authorized Signatory

Representing 9.762% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

CIBC INC.

By: /s/ Charles D. Mulkeen
Name: Charles D. Mulkeen
Title: Authorized Signatory

Representing 8.09% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments

Schedule 2

(Term Loan Extension)

Form of Signature Page for Lenders included in Consenting Lenders for purposes of approving THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT:

The undersigned hereby evidences its agreement to the terms of the THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, and the consummation of the transactions contemplated thereby, amending that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 19, 2008,  by and among Centerline Holding Company and Centerline Capital Group Inc. as the Borrowers, the Guarantors described therein, the Lenders described therein, and Bank of America, N.A., as Administrative Agent and Issuing Bank, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

Taberna Preferred Funding VIII, Ltd.
By: Taberna Capital Management, LLC,
   as Collateral Manager

By: /s/ Jack E. Salmon
Name: Jack E. Salmon
Title: Chief Financial Officer

Representing 0.43% of all Term Loans outstanding, all Revolving Exposure, unused Revolving Loan Commitments and unused Term Loan Commitments